EXHIBIT 99.3

SECOND AMENDED AND RESTATED JOINT FILING AGREEMENT

The undersigned each agree that (i) the statement on Schedule 13D relating to the common units representing limited partnership interests of Holly Energy Partners, L.P., a Delaware limited partnership, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

March 16, 2022	HF SINCLAIR CORPORATION

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	HOLLYFRONTIER CORPORATION

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	HOLLYFRONTIER HOLDINGS LLC

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	NAVAJO HOLDINGS, INC.

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	NAVAJO PIPELINE GP, L.L.C.

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	NAVAJO PIPELINE LP, L.L.C.

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	NAVAJO PIPELINE CO., L.P.

By: Navajo Pipeline GP, L.L.C., Its general partner

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	HOLLY LOGISTIC SERVICES, L.L.C.

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	HEP LOGISTICS HOLDINGS, L.P.

By: Holly Logistic Services, L.L.C., Its general partner

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	HOLLY LOGISTICS LIMITED LLC

By: Holly Logistic Services, L.L.C., Its sole member

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	HOLLYFRONTIER NAVAJO REFINING LLC

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

March 16, 2022	HOLLYFRONTIER WOODS CROSS REFINING LLC

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer